                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                       /s/ P. Enoch Stiff
                                       _______________________________________
                                       P. Enoch Stiff
                                       President, Chief Executive Officer and
                                       Director (Principal executive officer)

Dated: 2/13/98

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ Philip G. Franklin
                                        ________________________________________
                                        Philip G. Franklin
                                        Vice President--Finance and Chief
                                        Financial Officer (Principal financial
                                        and accounting officer)

Dated: Feb. 16, 1998

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Donald E. Nickelson
                                          -------------------------------------
                                          Donald E. Nickelson
                                          Director and Chairman of the Board

Dated: 2/19/98

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ Peter S. Finley
                                        ----------------------------------------
                                        Peter S. Finley
                                        Director

Dated: 2/13/98

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ Jeffrey L. Fox
                                        ----------------------------------------
                                        Jeffrey L. Fox
                                        Director

Dated: 2/14/98

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ Samuel A. Hamacher
                                        ----------------------------------------
                                        Samuel A. Hamacher
                                        Director

Dated: 2/13/98

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Paul W. Jones
                                          -------------------------------------
                                          Paul W. Jones
                                          Director

Dated: Feb. 13, 1998

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Jerry E. Ritter
                                          -------------------------------------
                                          Jerry E. Ritter
                                          Director

Dated: 2/16/98

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                          /s/ Joseph F. Shaughnessy
                                          -------------------------------------
                                          Joseph F. Shaughnessy
                                          Director

Dated: 13 Feb. 98

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each officer or director of OmniQuip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints P. Enoch Stiff and Philip G. Franklin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-1 relating to the proposed public offering of the Corporation's Common Stock and to sign any and all amendments (including post-effective amendments and any registration statement or amendments thereto filed pursuant to Rule 462 as promulgated under the Securities Act of 1933, as amended) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                        /s/ Robert L. Virgil
                                        ----------------------------------------
                                        Robert L. Virgil
                                        Director

Dated: February 16, 1998